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                            REGISTRATION RIGHTS AGREEMENT


    THIS REGISTRATION RIGHTS AGREEMENT is made and effective as of __________ __, 1997, by and among KEYSTONE AUTOMOTIVE INDUSTRIES, INC., a California corporation ("Keystone"), and the persons whose names appear on the signature page under the caption "Shareholders" (collectively, the "Shareholders" and individually a "Shareholder").

    A. The Shareholders own substantially all the issued and outstanding shares of the capital stock of North Star Plating Company, a Minnesota corporation ("North Star").

    B. Pursuant to that certain Agreement and Plan of Merger dated as of December 6, 1996, by and among Keystone, North Star Merger, Inc., a wholly owned subsidiary of Keystone (the "Subsidiary"), North Star and certain shareholders of North Star, among other things, (i) the Subsidiary will be merged with and into North Star (the "Merger"), (ii) all shares of the capital stock of North Star issued and outstanding immediately prior to the Merger will be converted into the right to receive an aggregate of 2,450,000 shares of the Common Stock of Keystone (or approximately 25.1% of the shares of the Common Stock of Keystone to be issued and outstanding immediately after the Merger) and (iii) Ronald G. Brown, a director, officer and principal shareholder of North Star, will become a director of Keystone.

    NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants, agreements and conditions contained herein and in the Merger Agreement, and intending to be legally bound hereby, the parties agree as follows:

    1.   GRANT OF REGISTRATION RIGHTS.

         (a) Whenever Keystone proposes to register any of its securities under the Securities Act of 1933, as amended (the "Securities Act"), and the registration form to be used therefor may be used for the registration of the Common Stock of Keystone (other than Forms S-8 or S-4 or any successor thereto), Keystone shall give prompt written notice to all holders of the shares of the Common Stock of Keystone issued in exchange for shares of the Common Stock of North Star pursuant to the Merger Agreement (collectively, the "Registerable Shares") of its intention to effect such a registration and, subject to the terms and conditions contained in this Agreement, shall include in such registration up to 600,000 Registerable Shares (subject to adjustment in the event of a stock split, stock combination or recapitalization of Keystone) with respect to which Keystone has received written requests for inclusion therein within five (5) days after Keystone has given the notice required by this
Section 1(a).

         (b) If a registration subject to Section 1(a) is an underwritten registration, and the managing underwriters advise Keystone in writing that in their opinion the number of securities to

                                    EXHIBIT 10.36


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be included in such registration exceeds the number which can be sold in such offering, Keystone shall include in such registration (i) first, the securities Keystone proposes to sell, (ii) second, such number of the Registerable Shares (up to 600,000, subject to adjustment in the event of a stock split, stock combination or recapitalization of Keystone) requested to be included in such registration as the managing underwriters believe can be sold in such offering, pro rata among the holders of such Registerable Shares on the basis of the number of Registerable Shares owned by each such holder and (iii) third, other securities requested to be included in such registration; PROVIDED, however, that the Shareholders shall have the right to include any Registerable Shares which are thus excluded from such registration in the next registration statement of Keystone under the Securities Act which may be used for the registration of the Common Stock of Keystone (other than Forms S-8 or S-4), all on the terms and conditions set forth in this Agreement applicable to the initial exercise by the Shareholders of registration rights hereunder.

         (c) Except as expressly provided in the proviso to Section 1(b), notwithstanding anything to the contrary contained in this Agreement, Keystone shall be required to give notice to the holders of Registerable Shares of a registration, and to include therein Registerable Shares, only with respect to the first registration of the securities of Keystone occurring after the Merger.

    2.   GENERAL.

         (a) Keystone shall indemnify, to the extent permitted by law, each holder of Registerable Shares included in any registration statement pursuant to
Section 1(a), its officers and directors and each person who controls such holder (within the meaning of the Securities Act of 1933, as amended) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Keystone by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Keystone has furnished such holder with a sufficient number of copies of the same.

         (b) Each holder of Registerable Shares included in any registration statement pursuant to Section 1(a) shall indemnify, to the extent permitted by law, Keystone, its officers and directors and each person who controls Keystone (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent the same are caused by or contained in any information furnished in writing to Keystone by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Keystone has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, such holder shall indemnify the underwriters,


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their officers and directors  and each person who controls such underwriters
(within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Keystone.

         (c) With respect to each inclusion of Registerable Shares in a registration statement pursuant to Section 1(a), all fees, costs and expenses of and incidental to such registration and public offering in connection therewith shall be borne by Keystone; PROVIDED, however, that holders participating in any such registration shall bear their pro rata share of the underwriting discount and commissions and shall bear their own legal and accounting expenses incurred in reviewing independent of Keystone the registration statement or prospectus.

         (d) Any Registerable Shares which are included in an underwritten registration pursuant to Section 1(a) shall be sold by the holder thereof pursuant to the terms of the underwriting agreement among Keystone, the managing underwriters and the holders of the securities included in such registration.

    3. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements made by the parties hereto in this Agreement (including, but not limited to, statements contained in any schedule or certificate or other instrument delivered by or on behalf of any party hereto or in connection with the transactions contemplated hereby) shall survive the date hereof and any investigations, inspections, examinations or audits made by or on behalf of any party.

    4. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, relating to the subject matter of this Agreement. No supplement, modification, waiver or termination of this Agreement shall be valid unless executed by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

    5. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given (i) if personally delivered, when so delivered, (ii) if mailed, one (1) week after having been placed in the mail, registered or certified, postage prepaid, addressed to the party to whom it is directed at the address set forth on the signature page hereof or (iii) if given by telex or telecopier, when such notice or other communication is transmitted to the telex or telecopier number specified on the signature page hereof and the appropriate answer back or telephonic confirmation is received. Any party may change the address to which such notices are to be addressed by giving the other parties notice in the manner herein set forth.

    6. GOVERNING LAW. The validity, construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of California applicable to contracts made and to be performed wholly within that State.


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    7.   HEADINGS.  Section and subsection headings are not to be considered part of this Agreement and are included solely for convenience and reference and in no way define, limit or describe the scope of this Agreement or the intent of any provisions hereof.

    8. ATTORNEYS' FEES. In the event any party takes legal action to enforce any of the terms of this Agreement, the unsuccessful party to such action shall pay the successful party's expenses (including, but not limited to, attorneys' fees and costs) incurred in such action.

    9. THIRD PARTIES. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their successors and assigns any rights or remedies under or by reason of this Agreement.

    10. INJUNCTIVE RELIEF. Each party hereby acknowledges and agrees that it would be difficult to fully compensate the other party for damages resulting from the breach or threatened breach of any provision of this Agreement and, accordingly, that each party shall be entitled to temporary and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, to enforce such provisions without the necessity of proving actual damages or being required to post any bond or undertaking in connection with any such action. This provision with respect to injunctive relief shall not diminish, however, the right of either party to any other relief or to claim and recover damages.

    11. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each one of which shall be deemed an original, but all of which shall constitute one and the same instrument.

    12. FURTHER ASSURANCES. Each party hereto shall, from time to time at and after the date hereof, execute and deliver such instruments, documents and assurances and take such further actions as the other party may reasonably request to carry out the purpose and intent of this Agreement.

    13.  JURISDICTION.

         (a) Each party hereto irrevocably submits to the non-exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement. To the fullest extent it may effectively do so under applicable law, each party irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         (b) Each party hereto agrees, to the fullest extent it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to hereinabove brought in any such court shall be conclusive and binding upon such person and its successors and


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assigns and may be enforced in the courts of the United States of America or the
State of California (or any other courts to the jurisdiction of which such person is or may be subject) by a suit upon such judgment.

         (c) Each party hereto consents to process being served in any suit, action or proceeding of the nature referred to hereinabove by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the other set forth in Section 16. Each party agrees that such service (i) shall be deemed in every respect effective service of process upon such person in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Person.

    14. SEVERABLE PROVISIONS. If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

    IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.

    KEYSTONE:                KEYSTONE AUTOMOTIVE INDUSTRIES, INC.


                             By
                                -----------------------------------
                                  Charles J. Hogarty, Chief Operating Officer
                                  700 East Bonita Avenue
                                  Pomona, California 91767


    SHAREHOLDERS:

                             -------------------------------------
                             RONALD G. BROWN
                             2001 Crestview Lane
                             Brainerd, Minnesota  56401
                             Number of shares:  4,272.2625


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

                             -------------------------------------
                             KIM D. WOOD
                             12415 44th Avenue, North
                             Plymouth, Minnesota 55442
                             Number of shares:  357.75



                             -------------------------------------
                             KAREN WOOD
                             12415 44th Avenue, North
                             Plymouth, Minnesota 55442
                             Number of shares:  112.75



                             -------------------------------------
                             Kim D. Wood as Trustee under the Kathryn
                             Wood Irrevocable Trust Agreement dated
                             August 15, 1990
                             12415 44th Avenue, North
                             Plymouth, Minnesota 55442
                             Number of shares:  112.75



                             -------------------------------------
                             Kim D. Wood as Trustee under the Kristine
                             Wood Irrevocable Trust Agreement dated
                             August 15, 1990
                             12415 44th Avenue, North
                             Plymouth, Minnesota 55442
                             Number of shares:  112.75


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